SUBSEQUENT EVENTS	6 Months Ended	12 Months Ended
	Jun. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

Subsequent to the period ending June 30, 2023, and through August 8, 2023, 273,100 investor warrants were exercised for net proceeds of $546.

In July 2023, upon a request from the Company’s lenders under the term loan agreement, the Company repaid $5,275 of principal to satisfy a portion of its outstanding principal under the term loan agreement.

On July 6, 2023, the Company opened a 12-month time deposit account at Wells Fargo Commercial Banking amounting to $315 with fixed interest rate of 2%, payable on a monthly basis. The time deposit account has a current maturity date of July 6, 2024 and is subject to automatic annual renewal.

In July of 2023, the Company was notified by its largest RV OEM customer that, due to weaker demand for its products and their subsequent focus on reducing costs, it would no longer install the Company’s storage solutions as standard equipment, but rather return to offering those solutions as an option to dealers and consumers. While this customer is not moving to a different solution or competitor, the Company expects this change in strategy to have a material limiting effect on the Company’s revenue throughout the remainder of 2023.

On August 20, 2023, upon mutual agreement between the Company and Mr. Marchetti, Mr. Marchetti resigned from his position as the Company’s Chief Financial Officer. Mr. Marchetti will continue in the role of Senior Vice President, Operations. In connection with Mr. Marchetti’s resignation, on August 20, 2023, the Board appointed Denis Phares, the Company’s President, Chief Executive Officer, and Chairman of the Board, to succeed Mr. Marchetti as the Company’s interim Chief Financial Officer. Dr. Phares will continue his duties as President, Chief Executive Officer, and Chairman of the Board. The Company intends to commence a search for a full time Chief Financial Officer.

NOTE 17 – SUBSEQUENT EVENTS

On March 5, 2023, the Company entered into a convertible promissory note with a board member in the amount of $1,000, or the Principal Amount. Upon execution of the Note and funding of the original principal sum, a payment of $100, or the Loan Fee, was fully earned as of the date of the note and was due and payable in full in cash on April 4, 2023. The Company paid the Principal Amount and the Loan Fee on April 1, 2023 and April 4, 2023, respectively.

On March 29, 2023, the Company obtained a waiver from the Administrative Agent and the Term Loan Lenders of its failures to satisfy the fixed charge coverage ratio and maximum senior leverage ratio with respect to the minimum cash requirements under the Term Loan during the quarter ended March 31, 2023.

On March 31, 2023, the Company changed its state of incorporation from the State of Delaware to the State of Nevada (the “Reincorporation”) pursuant to a plan of conversion dated March 30, 2023 (the “Plan of Conversion”). Pursuant to the Plan of Conversion, the issued and outstanding shares of common stock of the Company were automatically converted into common stock of the reincorporated company at the effective time of the Reincorporation.

Under the terms of the Purchase Agreement described in Note 13 the Company issued 98,500 shares pursuant to the Purchase Agreement with CCM LLC for aggregate net proceeds to the Company of $671 through April 17, 2023.